UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2017

ASSEMBLY BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35005	20-8729264
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11711 N. Meridian St., Suite 310 Carmel, IN
(Address of principal executive offices, including zip code)

(317) 210-9311

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE:

This Form 8-K/A amends and restates in its entirety the Company's Current Report on Form 8-K dated June 2, 2017 and filed with the SEC on June 2, 2017 (the “Original 8-K”). This Form 8-K/A is being filed solely to correct incorrect numbers inadvertently reported in the Original 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Assembly Biosciences, Inc. (the “Company”) held on June 1, 2017:

(i) The election of each of the Company’s seven nominees for the Board of Directors to serve until the 2018 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier death, resignation or removal;

(ii) The approval of a non-binding, advisory resolution approving the compensation of the Company’s named executive officers; and

(iii) The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017.

The proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 21, 2017.

The number of shares of common stock entitled to vote at the Annual Meeting was 17,305,044.  The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 14,336,705.  All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(a)	Election of Directors.

Director Nominee	Votes For	Votes Withheld
Anthony E. Altig	12,904,845	4,188
Mark Auerbach	12,905,650	3,383
Richard DiMarchi, Ph.D.	12,905,950	3,083
Myron Z. Holubiak	12,904,645	4,388
Alan J. Lewis, Ph.D.	12,903,966	5,067
William R. Ringo, Jr.	12,639,707	269,326
Derek A. Small	12,905,950	3,083

There were 1,427,672 broker non-votes regarding the election of directors.

(b)	Non-Binding Advisory Resolution on Executive Compensation.

Stockholders approved the non-binding, advisory resolution approving the compensation of the Company’s named executive officers.  The results of the voting included 12,882,322 votes for, 13,984 votes against, and 12,727 votes abstained.

There were 1,427,672 broker non-votes regarding this proposal.

(c)	Ratification of Selection of Independent Registered Public Accounting Firm.

Stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.  The results of the voting included 14,325,219 votes for, 1,628 votes against, and 9,858 votes abstained.

There were no broker non-votes regarding this proposal.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2017	Assembly Biosciences, Inc.

	By:	/s/ Derek A. Small
Derek A. Small
President and Chief Executive Officer

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